FINANCIAL INVESTORS TRUST

Grandeur Peak Global Opportunities Fund

Grandeur Peak International Opportunities Fund (the “Funds”)

SUPPLEMENT DATED FEBRUARY 19, 2014 TO THE PROSPECTUS

DATED AUGUST 31, 2013

This Supplement updates certain information contained in the Prospectus for the Funds dated August 31, 2013. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.grandeurpeakglobal.com or calling us at 1.855.377.PEAK (7325).

Effective as of the close of business on March 5, 2014, the Funds will close to all purchases, except as described below. Once the Funds are closed the Funds will no longer accept purchases from new or existing clients, unless the purchase is part of:

•

a retirement plan/account which held the Fund prior to this closure;

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an automatic investment plan which was established in the Fund prior to this closure; or

•

an automatic reinvestment of a distribution made by the Fund.

These exceptions will be implemented wherever possible, but they may not be possible on all intermediary platforms.

As described in the Prospectus, the Funds’ investment adviser, Grandeur Peak Global Advisors, LLC, retains the right to make exceptions to any action taken to close a Fund or limit inflows into a Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FINANCIAL INVESTORS TRUST